SCHEDULE A
OPERATING EXPENSE LIMITS
                                    Maximum Operating
Fund Name and Class of Shares                        Expense Limit*
Brown Advisory Growth Equity Fund
Advisor Shares                                 1.22%
Investor Shares                                 0.97%
Institutional Shares                                 0.82%
Brown Advisory Flexible Equity Fund
Advisor Shares                                 1.22%
Investor Shares                                 0.97%
Institutional Shares                                 0.82%
Brown Advisory Small-Cap Growth Fund
Advisor Shares                                 1.44%
Investor Shares                                 1.19%
Institutional Shares                                 1.04%
Brown Advisory Small-Cap Fundamental Value Fund
Advisor Shares                                 1.43%
Investor Shares                                 1.18%
Institutional Shares                                 1.03%
Brown Advisory Maryland Bond Fund
Advisor Shares                                 0.85%
Investor Shares                                 0.60%
Institutional Shares                                 0.55%
Brown Advisory Intermediate Income Fund
Advisor Shares                                 0.78%
Investor Shares                                 0.53%
Institutional Shares                                 0.48%
Brown Advisory Sustainable Growth Fund
Advisor Shares                                 1.22%
Investor Shares                                 0.97%
Institutional Shares                                 0.82%
Brown Advisory Tax-Exempt Bond Fund
Advisor Shares                                 0.92%
Investor Shares                                 0.67%
Institutional Shares                                 0.62%

Brown Advisory Emerging Markets Select Fund
Advisor Shares                                 1.57%
Investor Shares                                 1.32%
Institutional Shares                                 1.17%
Brown Advisory-WMC Strategic European Equity Fund
Advisor Shares                                 1.51%
Investor Shares                                 1.26%
Institutional Shares                                 1.11%
Brown Advisory Mortgage Securities Fund
Advisor Shares                                 0.85%
Investor Shares                                 0.60%
Institutional Shares                                 0.55%
Brown Advisory Global Leaders Fund
Advisor Shares                                 1.27%
Investor Shares                                 1.02%
Institutional Shares                                 0.87%
Brown Advisory Sustainable Bond Fund
Advisor Shares                                 0.83%
Investor Shares                                 0.58%
Institutional Shares                                 0.53%
Brown Advisory Mid-Cap Growth Fund
Advisor Shares                                 1.22%
Investor Shares                                 0.97%
Institutional Shares                                 0.82%
Brown Advisory-Beutel Goodman Large-Cap Value Fund
Advisor Shares                                 1.10%
Investor Shares                                 0.85%
Institutional Shares                                 0.70%
Brown Advisory Tax-Exempt Sustainable Bond Fund
Advisor Shares                                 0.92%
Investor Shares                                 0.67%
Institutional Shares                                 0.62%
Brown Advisory Sustainable Small-Cap Core Fund
Advisor Shares                                 1.33%
Investor Shares                                 1.08%
Institutional Shares                                 0.93%

Brown Advisory Sustainable International Leaders Fund
Advisor Shares                                 1.25%
Investor Shares                                 1.00%
Institutional Shares                                 0.85%
Brown Advisory Sustainable Value Fund
Advisor Shares                                 1.10%
Investor Shares                                 0.85%
Institutional Shares                                 0.70%
Brown Advisory-WMC Japan Equity Fund
Advisor Shares                                 1.40%
Investor Shares                                 1.15%
Institutional Shares                                 1.00%
* Expressed as a percentage of a Fund’s average daily net assets.
As initially adopted by the Board of Trustees: May 2, 2012
As renewed by the Board of Trustees: September 10, 2024